                                                                   EXHIBIT 10.84


                                  VIRAGEN, INC.
                          865 SW 78th Avenue, Suite 100
                            Plantation, Florida 33324

                                  June 1, 2003

Palisades Equity Fund LP
Crescent International Ltd.
Alpha Capital AG
Brivis Investment, Ltd.
Castlerigg Master Investments Ltd.
Bristol Investment Fund, Ltd.

         Re:  WARRANT EXERCISE PROGRAM

Above-Referenced Investors:

         Given the recent developments in the market price of the common stock (the "Common Stock") of Viragen, Inc. (the "Company") and the Company's need to raise additional capital for its continued development, the Company hereby offers to issue to you a new warrant with a term of exercise equal to 5 years from its date of issuance and an exercise price of $0.275, otherwise in the form of the warrants issued to you in the recent transactions with the Company for every two warrants exercised by you (including payment thereof) prior to June 27, 2003.

         This letter is irrevocable by the Company.

                                             Sincerely,

                                             VIRAGEN, INC.

                                             By: /s/ DENNIS W. HEALEY
                                                 ----------------------------
                                                      Name: Dennis W. Healey
                                                      Title: Exec. V.P./CFO